Prepayments and other receivables	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Prepayments and other receivables

17.	Prepayments and other receivables

	2025	2024
	€’000	€’000
Prepayments	27	45
Trade receivables*	4,774	2,953
VAT recoverable	17	13
Other receivables	229	48
	5,047	3,059

*	Trade receivables balance includes customer receivable amounts for QIND/Al Shola. Amounts are recorded at the invoice amount less an allowance for credit losses. The allowance is an estimate based on historical collection experience, current and future economic and market conditions, and a review of the current status of each customer’s trade accounts receivable. Management evaluates the aging of the accounts receivable balances and the financial condition of its customers and all other forward-looking information that is reasonably available to estimate the amount of accounts receivable that may not be collected in the future and before recording the appropriate provision.